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                                  EXHIBIT 10.5

          THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 13, 2003, is among:


                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                As Administrative Agent and Co-Syndications Agent

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

                                    WHEREAS:

     1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

     2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

          FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                             AMENDMENT TO COVENANTS

1.01 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Capital Surplus Ratio. Kingsway shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of Kingsway on a rolling four-quarter basis as follows:

                                      1

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     (i)    from the Closing Date to and including June 30, 2002 of not greater than 2.75:1.00;

     (ii) from July 1, 2002 to and including December 31, 2002 of not greater than 3.50:1.00;

     (iii) from January 1, 2003 to and including June 30, 2003 of not greater than 3.25:1.00; and

     (iv)   thereafter of not greater than 3.00:1.00."

                                   ARTICLE II

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

2.01 Conditions Precedent. The amendments set forth in this Seventh Credit Amending Agreement shall not become effective until the execution and delivery of this Seventh Credit Amending Agreement by the Borrowers and the Majority of the Lenders.

                                  ARTICLE III

                                 MISCELLANEOUS

3.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Seventh Credit Amending Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Seventh Credit Amending Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this Agreement but not defined in herein shall have the meanings ascribed to such terms in the Credit Agreement.

3.02 Assignment. This Seventh Credit Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

3.03 Severability. Any provision of this Seventh Credit Amending Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions

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hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.04 Governing Law. This Seventh Credit Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

3.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Seventh Credit Amending Agreement.

3.06 Counterparts. This Seventh Credit Amending Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

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     IN WITNESS WHEREOF the parties hereto have executed this Seventh Amendment to Credit Agreement.

                                        KINGSWAY FINANCIAL SERVICES INC.


                                        By: /s/ William G. Star
                                            ------------------------------------
                                            William G. Star
                                            President & Chief Executive Officer


                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            W. Shaun Jackson
                                            Executive Vice President & Chief
                                            Financial Officer


                                        KINGSWAY U.S. FINANCE PARTNERSHIP
                                        by its Partners


                                        KINGSWAY FINANCIAL SERVICES INC.


                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            Name:  W. Shaun Jackson
                                            Title: Secretary


                                        METRO CLAIM SERVICES INC.


                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            Name:  W. Shaun Jackson
                                            Title: Treasurer

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                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ Ralph Sehgal
                                            ------------------------------------
                                            Name:  Ralph Sehgal
                                            Title: Executive Director


                                        By: /s/ Patti Perras Shugart
                                            ------------------------------------
                                            Name:  Patti Perras Shugart
                                            Title: Managing Director


                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By: /s/ Brad Kronland
                                            ------------------------------------
                                            Brad Kronland
                                            Assistant Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        AS ADMINISTRATIVE AGENT


                                        By: /s/ Brad Kronland
                                            ------------------------------------
                                            Brad Kronland
                                            Assistant Vice President

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        AS DOCUMENTATION AGENT


                                        By: /s/ Ralph Sehgal
                                            ------------------------------------
                                            Name:  Ralph Sehgal
                                            Title: Executive Director

                                        By: /s/ Patti Perras Shugart
                                            ------------------------------------
                                            Name:  Patti Perras Shugart
                                            Title: Managing Director

                                        CANADIAN IMPERIAL BANK OF COMMERCE
                                        NEW YORK AGENCY


                                        By: /s/ Geraldine Kerr
                                            ------------------------------------
                                            Name:  Geraldine Kerr
                                            Title: Executive Director
                                                   CIBC World Markets Corp.
                                                   As Agent

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                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ William E. Zarrett
                                            ------------------------------------
                                            Name:  William E. Zarrett
                                            Title: Managing Director


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By: /s/ Kimberly Shaffer
                                            ------------------------------------
                                            Name:  Kimberly Shaffer
                                            Title: Director